Exhibit 10.3

SECURITY AGREEMENT

(Grantor)

This SECURITY AGREEMENT is made as of June 23, 2005 by SpectraBrace, Ltd., a Kentucky corporation, with its chief executive office at 11802 Brinley Avenue, Louisville, Kentucky 40243 (“Grantor”), in favor of U.S. Bank National Association, with an office at 800 Nicollet Mall, Minneapolis, Minnesota 55402 (“Lender”).

RECITALS:

A. Compex Technologies, Inc., a Minnesota corporation f/k/a Rehabilicare, Inc. (the “Borrower”), has requested extensions of credit from Lender pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of June 2, 2004, as amended by an Amendment No. 1 to Amended and Restated Credit Agreement and Waiver dated as of April 29, 2005 (as so amended, and as it may be further amended, modified, supplemented, increased or restated from time to time being the “Credit Agreement”) between Borrower and Lender.

B. As a condition to the effectiveness of that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of even date herewith the Lender has required that Grantor grant a security interest in its assets in accordance with this Agreement.

C. Grantor has determined that the execution, delivery and performance of this Agreement is in its best business and pecuniary interest.

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, Grantor and Lender agree as follows:

ARTICLE I
DEFINITIONS

As used herein, the following terms shall have the meanings set forth in this Section:

“Accounts” shall have the meaning provided in the UCC.

“Borrower” shall have the meaning provided in Recital A.

“Chattel Paper” shall have the meaning provided in the UCC and shall include, without limitation, all Electronic Chattel Paper and Tangible Chattel Paper.

“Collateral” shall mean all property in which a security interest is granted hereunder.

“Commercial Tort Claim” shall have the meaning provided in the UCC.

“Controlled Property” shall mean the personal property of every kind and description in which Grantor has or may acquire any interest, now or hereafter at any time in the possession or control of Lender for any reason and all dividends and distributions on or other rights in connection with such property.

“Credit Agreement” shall have the meaning provided in the recitals hereto.

“Data Processing Records and Systems” shall mean all of Grantor’s now existing or hereafter acquired electronic data processing and computer records, software (including, without limitation, all “Software” as defined in the UCC), systems, manuals, procedures, disks, tapes and all other storage media and memory.

“Default” shall mean any event which if it continued uncured would, with notice or lapse of time or both, constitute an Event of Default.

“Deposit Accounts” shall have the meaning provided in the UCC and shall include, without limitation, any demand, time, savings, passbook or similar account maintained with a bank.

“Document” shall have the meaning provided in the UCC.

“Electronic Chattel Paper” shall have the meaning provided in the UCC.

“Equipment” shall have the meaning provided in the UCC.

“Event of Default” shall have the meaning specified in Article VI hereof.

“Fixtures” shall have the meaning provided in the UCC.

“General Intangibles” shall have the meaning provided in the UCC and shall include, without limitation, all Payment Intangibles.

“Goods” shall have the meaning provided in the UCC and shall include embedded “Software” to the extent included in “Goods” as defined in the UCC.

“Grantor” shall have the meaning provided in the preamble hereto.

“Instruments” shall have the meaning provided in the UCC.

“Insurance Proceeds” shall mean all proceeds of any and all insurance policies payable to Grantor with respect to any Collateral, or on behalf of any Collateral, whether or not such policies are issued to or owned by Grantor.

“Inventory” shall have the meaning provided in the UCC.

“Investment Property” shall have the meaning provided in the UCC.

“Lender” shall have the meaning set forth in the preamble hereto.

“Letter-of-Credit Rights “ shall have the meaning provided in the UCC.

“Obligations” shall mean all loans (including the Loan(s)), advances, debts, liabilities, obligations, covenants and duties owing by any Loan Party to the Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Credit Agreement, the other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guarantying or confirming of a letter of credit, guaranty, indemnification or in any other manner, whether joint, several or joint and several, direct or indirect (including those acquired by assignment or purchases), absolute or contingent, due or to become due, and however acquired. The term includes, but is not limited to, all principal, interest, fees, charges, expenses, reasonable attorneys’ fees, and any other sum chargeable to any Loan Party under the Credit Agreement or any other Loan Document.

“Payment Intangibles” shall have the meaning provided in the UCC.

“Proceeds” shall have the meaning provided in the UCC.

“Products” shall mean any goods now or hereafter manufactured, processed or assembled with any of the Collateral.

“Supporting Obligations” shall have the meaning provided in the UCC.

“Tangible Chattel Paper” shall have the meaning provided in the UCC.

“UCC” shall mean the Uniform Commercial Code as enacted in the State of Minnesota, as amended from time to time; provided, however, that: (a) to the extent that the UCC is used to define any term herein, and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 shall govern; and (b) if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Minnesota, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection or priority of, or remedies with respect to, the Lender’s security interest and for purposes of definitions related to such provisions.

Other terms defined herein shall have the meanings ascribed to them herein. All capitalized terms used herein not specifically defined herein shall have the meaning ascribed to them in the Credit Agreement.

ARTICLE II
SECURITY INTERESTS

As security for the payment of all Obligations, Grantor hereby grants to Lender a security interest in all of Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter acquired or arising:

Accounts;
Chattel Paper;
Commercial Tort Claims, if any, described on Exhibit B attached hereto and incorporated herein by reference;
Controlled Property;
Deposit Accounts;
Documents;
Equipment and Fixtures;
General Intangibles;
Instruments;
Inventory;
Investment Property;
Letter-of-Credit Rights;
Proceeds (whether cash or non-cash Proceeds, including Insurance Proceeds and non-cash Proceeds of all types);
Products of all the foregoing; and
Supporting Obligations.

ARTICLE III

REPRESENTATIONS AND COVENANTS OF GRANTOR

Grantor represents, warrants and covenants that:

3.1 Authorization. The execution and performance of this Agreement have been duly authorized by all necessary action and do not and will not: (a) require any consent or approval of the stockholders of any entity, or the consent of any governmental entity which has not been obtained; or (b) violate any provision of any indenture, contract, agreement or instrument to which it is a party or by which it is bound.

3.2 Title to Collateral. Grantor has good and marketable title to all of the Collateral and none of the Collateral is subject to any security interest except for the security interest created pursuant to this Agreement or other security interests permitted by the Credit Agreement (such other security interests being “Permitted Liens”).

3.3 Disposition or Encumbrance of Collateral. Grantor will not encumber, sell or otherwise transfer or dispose of the Collateral without the prior written consent of Lender except as provided in this Section or for Permitted Liens. Until a Default or Event of Default has occurred and is continuing, Grantor may sell Collateral consisting of:

(a) Inventory in the ordinary course of business to the extent permitted by Section 9.2 of the Credit Agreement;

(b) Equipment or other property to the extent permitted by Section 9.2 of the Credit Agreement; and

(c) License any Patents, Trademarks, Copyrights or applications therefor, trade secrets, know-how and other intellectual property in the ordinary course of business, provided the Grantor receives as consideration an amount not less than the fair value of such license and provided further that if such license is an exclusive license, then Grantor retains such rights as may be necessary to allow Grantor to perform its obligations to the licensee or others under applicable manufacturing contracts and that such license does not restrict the assignment of such rights to the Lender.

3.4 Validity of Accounts. Grantor warrants that all Collateral consisting of Accounts, Chattel Paper and Instruments included in Grantor’s schedules, financial statements or books and records are bona fide existing obligations created by the sale and actual delivery of Inventory or the rendition of services to customers in the ordinary course of business, which Grantor then owns free and clear of any security interest other than the security interest created by this Agreement or other Permitted Liens, and which are then unconditionally owing to Grantor without defenses, offset or counterclaim except those arising in the ordinary course of business that are immaterial in the aggregate and that the unpaid principal amount of any such Chattel Paper or Instrument and any security therefor is and will be as represented to Lender on the date of the delivery thereof to Lender.

3.5 Maintenance of Tangible Collateral. Grantor will maintain the tangible Collateral in good condition and repair. At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter, all tangible Collateral will be located and will be maintained only at the locations set forth on Exhibit A hereto. Except as otherwise permitted by Section 3.3, Grantor will not remove such Collateral from such locations unless, prior to any such removal, Grantor has given written notice to Lender of the location or locations to which Grantor desires to remove the Collateral, Lender has given its written consent to such removal, and Grantor has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender’s security interest as a first priority security interest on such Collateral. Lender’s security interest attaches to all of the Collateral wherever located and Grantor’s failure to inform Lender of the location of any item or items of Collateral shall not impair Lender’s security interest thereon.

3.6 Notation on Chattel Paper. For purposes of the security interest granted pursuant to this Agreement, Lender has been granted a direct security interest in all Chattel Paper constituting part of the Collateral and such Chattel Paper is not claimed merely as Proceeds of Inventory. Upon Lender’s request, Grantor will deliver to Lender the original of all Chattel Paper. Grantor will not execute any copies of such Chattel Paper constituting part of the Collateral other than those which are clearly marked as a copy. Lender may stamp any such Chattel Paper with a legend reflecting Lender’s security interest therein.

3.7 Instruments as Proceeds; Deposit Accounts. Notwithstanding any other provision in this Agreement concerning Instruments, Grantor covenants that Instruments constituting cash Proceeds (for example, money and checks) shall be deposited in Deposit Accounts with the Lender. Grantor has granted to the Lender a direct security interest in all Deposit Accounts constituting part of the Collateral and such Deposit Accounts are not claimed merely as Proceeds of other Collateral.

3.8 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling and shipping of the Collateral, all costs of keeping the Collateral free of any liens, encumbrances and security interests prohibited by this Agreement and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof, shall be borne and paid by Grantor and if Grantor fails to promptly pay any thereof when due, Lender may, at its option, but shall not be required to pay the same whereupon the same shall constitute Obligations and shall bear interest at the Default Rate and shall be secured by the security interest granted hereunder.

3.9 Insurance. Grantor will procure and maintain, or cause to be procured and maintained, insurance issued by responsible insurance companies insuring the Collateral against damage and loss by theft, fire, collision (in the case of motor vehicles), and such other risks as are usually carried by owners of similar properties or as may be requested by Lender in an amount equal to the replacement value thereof, and, in any event, in an amount sufficient to avoid the application of any co-insurance provisions and payable, in the case of any loss in excess of $50,000.00, to Grantor and Lender jointly. All such insurance shall contain an agreement by the insurer to provide Lender with 30 days’ prior notice of cancellation and an agreement that the interest of Lender shall not be impaired or invalidated by any act or neglect of Grantor nor by the occupation of the premises wherein such Collateral is located for purposes more hazardous than are permitted by said policy. Grantor will maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies of such types (which may include, without limitation, public and product liability, larceny, embezzlement, business interruption or other criminal misappropriation insurance) and in such amounts as may from time to time be reasonably required by Lender. Grantor will deliver evidence of such insurance and the policies of insurance or copies thereof to Lender upon request.

3.10 Compliance with Law. Grantor will not use the Collateral, or knowingly permit the Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

3.11 Books and Records; Access.

(a) Grantor will permit Lender and its representatives, at reasonable times and intervals, to examine Grantor’s books and records (including Data Processing Records and Systems) with respect to the Collateral and make extracts therefrom and copies thereof at any time and from time to time, and Grantor will furnish such information and reports to Lender and its representatives regarding the Collateral as Lender and its representatives may from time to time request. Grantor will also permit Lender and its representatives to inspect the Collateral at reasonable times and intervals. Grantor’s obligation to pay the Lender’s cost and expenses for such examinations are set forth in Section 8.5 of the Credit Agreement.

(b) Lender shall have authority, at any time, to place, or require Grantor to place, upon Grantor’s books and records relating to Accounts, Chattel Paper and other rights to payment covered by the security interest granted hereby a notation or legend stating that such Accounts, Chattel Paper and other rights to payment are subject to Lender’s security interest.

3.12 Notice of Default. By no later than five (5) Business Days after any officer of Grantor obtains knowledge of the existence of any Default or Event of Default, Grantor will give notice to Lender that such Default or Event of Default exists, stating the nature thereof, the period of existence thereof, and what action Grantor proposes to take with respect thereto.

3.13 Additional Documentation. Grantor will execute, from time to time, and authorizes Lender to execute from time to time as Grantor’s attorney-in-fact and/or file, such financing statements, assignments, and other documents covering the Collateral, including Proceeds, as Lender may reasonably request in order to create, evidence, perfect, maintain or continue its security interest in the Collateral (including additional Collateral acquired by Grantor after the date hereof), and Grantor will pay the cost of filing the same in all public offices in which Lender may deem filing to be appropriate and will notify Lender promptly upon acquiring any additional Collateral that may require an additional filing. Upon request, Grantor will deliver to Lender all Grantor’s Documents, Chattel Paper and Instruments constituting part of the Collateral.

3.14 Chief Executive Office; State of Incorporation. The location of the chief executive office of Grantor is located in the State set forth in the preamble hereto and will not be changed from such state without 30 days’ prior written notice to Lender. Grantor warrants that its books and records concerning Accounts and Chattel Paper constituting part of the Collateral are located at its chief executive office. Grantor’s State of organization is the State set forth in the preamble hereto and such State has been its State of organization since the date of Grantor’s organization. Grantor’s state organizational number is as set forth on Exhibit A attached hereto. Grantor will not change its State of organization from such State without 30 days’ prior written notice to Lender, Lender has given its written consent to such change, and Grantor has delivered to Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of Lender’s security interest as a first priority security interest therein.

3.15 Name of Grantor. Grantor’s exact legal name and type of legal entity is as set forth in the preamble hereto. Grantor will not change its legal name without 30 days’ prior written notice to the Lender, the Lender has given its written consent to such change, and Grantor has delivered to the Lender acknowledgment copies of financing statements filed where appropriate to continue the perfection of the Lender’s security interest as a first priority security interest in the Collateral. Grantor has not used any other name within the past five years except those described on Exhibit A attached hereto. Neither Grantor nor, to Grantor’s knowledge, any predecessor in title to any of the Collateral has executed any financing statements or security agreements presently effective as to the Collateral except those described on Exhibit A attached hereto.

3.16 Disputes; etc. Grantor shall advise Lender promptly of Inventory in excess of $50,000.00 for any one customer in any fiscal year or in excess of $100,000.00 in the aggregate for all customers in any fiscal year which are returned by a customer(s) or otherwise recovered from such customer(s) and unless instructed to deliver such Inventory to Lender, Grantor shall resell such Inventory for Lender and assign or deliver to Lender the resulting Accounts or other Proceeds. Grantor shall also advise Lender promptly of all disputes and claims in excess of $50,000.00 for any one obligor on the Collateral in any fiscal year or in excess of $100,000.00 in the aggregate for all obligors in any fiscal year and settle or adjust them at no expense to Lender. After the occurrence and during the continuance of an Event of Default, Lender may at all times settle or adjust such disputes and claims directly with the customers for amounts and upon terms which Lender considers commercially reasonable. No discount, credit, allowance, adjustment or return shall be granted by Grantor to any customer without Lender’s written consent other than discounts, credits, allowances, adjustments and returns made or granted by Grantor in the ordinary course of business.

3.17 Power of Attorney. Grantor appoints Lender, or any other person whom Lender may from time to time designate, as Grantor’s attorney with power, to: (a) endorse Grantor’s name on any checks, notes, acceptances, drafts or other forms of payment or security evidencing or relating to any Collateral that may come into Lender’s possession; (b) sign Grantor’s name on any invoice or bill of lading relating to any Collateral, on drafts against customers, on schedules and confirmatory assignments of Accounts, Chattel Paper, Documents or other Collateral, on notices of assignment, financing statements under the UCC and other public records, on verifications of accounts and on notices to customers; (c) notify the post office authorities to change the address for delivery of Grantor’s mail to an address designated by Lender; (d) receive and open all mail addressed to Grantor; (e) send requests for verification of Accounts, Chattel Paper, Instruments or other Collateral to customers; and (f) do all things necessary to carry out this Agreement; provided, however, that so long as no Event of Default has occurred and is continuing, Lender shall not exercise the powers granted pursuant to Section 3.17(c) or (d). Grantor ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither Lender nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Obligation remains unpaid. Grantor waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which Grantor may otherwise be entitled.

3.18 Patents and Trademarks; Etc. Grantor agrees with Lender that, until the security interest granted by this Agreement has been terminated in accordance with the terms hereof:

(a) Grantor will perform all acts and execute all documents including, without limitation, grants of security interest, in form suitable for filing with the United States Patent and Trademark Office, reasonably requested by Lender at any time to evidence, perfect, maintain, record and enforce Lender’s interest in the Collateral comprised of patents (collectively the “Patents”), patent applications (collectively the “Patent Applications), trademarks or service marks (collectively the “Trademarks”) or of any applications therefor (collectively the “Trademark Applications”) or otherwise in furtherance of the provisions of this Agreement; provided, however, that Grantor shall be not be required to execute any assignment that, by its execution, might cause rights in any intent-to-use trademark application or any other rights in Patents or Trademarks to be impaired or invalid;

(b) Except to the extent that Lender shall consent in writing, Grantor (either itself or through licensees) will, unless Grantor shall reasonably determine that a Trademark (or the use of a Trademark in connection with a particular class of goods or products) is not of material economic value to Grantor, (i) continue to use each Trademark on each and every trademark class of goods in order to maintain each Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under each Trademark as may be necessary to prevent impairment of such Trademark, (iii) employ each Trademark with the appropriate notice of application or registration to the extent required by applicable law to maintain such Trademark, (iv) not use any Trademark except for the uses for which registration or application for registration of such Trademark has been made, unless such use is otherwise lawful, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

(c) Except to the extent that Lender shall consent in writing, Grantor will not, unless Grantor shall reasonably determine that a Patent is not of material economic value to Grantor relative to associated expenses, do any act, or not to do any act, whereby any Patent may become abandoned or dedicated;

(d) Unless Grantor shall reasonably determine that a Patent, Patent Application, Trademark or Trademark Application is not of material economic value to Grantor, Grantor shall notify Lender immediately if it knows, or has reason to know, of any reason that any Patent, Patent Application, Trademark or Trademark Application may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding Grantor’s ownership of any Patent or Trademark, its rights to register the same, or to keep and maintain the same;

(e) If Grantor, either itself or through any agent, employee, licensee or designee, shall file a Patent Application or Trademark Application for the registration of any Trademark with the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, Grantor shall promptly inform Lender, and, upon request of Lender, shall promptly execute and deliver any and all agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender’s security interest in such Patent or Trademark and the goodwill and general intangibles of Grantor relating thereto or represented thereby; provided, however, that Grantor shall be not be required to execute any assignment that, by its execution, might cause rights in any intent-to-use trademark application or any other rights in Patents or Trademarks to be impaired or invalid;

(f) Unless Grantor shall reasonably determine that a Patent Application or Trademark Application is not of material economic value to Grantor, Grantor will take all commercially reasonable steps, including, without limitation, proceedings before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to pursue each Patent Application and Trademark Application and to maintain each issued Patent and Trademark Registration including, without limitation, filing of applications for renewal and affidavits of use;

(g) Unless Grantor shall reasonably determine that a Patent or Trademark is not of material economic value to Grantor, Grantor shall promptly notify Lender if any Patent or Trademark is infringed, misappropriated or diluted by a third party and take such commercially reasonable action as Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark; and

(h) Grantor agrees that it will not enter into any agreement (for example, a license agreement) which is inconsistent with Grantor’s obligations under this Agreement.

3.19 Copyrights. Grantor agrees with Lender that, until the security interest granted by this Agreement has been terminated in accordance with the terms hereof:

(a) Grantor will perform all acts and execute all documents including, without limitation, grants of security interest, in form suitable for filing with the United States Copyright Office, reasonably requested by Lender at any time to evidence, perfect, maintain, record and enforce Lender’s interest in the Collateral comprised of copyrights or copyright applications (collectively the “Copyrights”) or otherwise in furtherance of the provisions of this Agreement; provided, however, that Grantor shall not be required to file any documents that might cause trade secret rights in software or any other rights in material that is subject to copyright protection to be impaired or invalid;

(b) Except to the extent that the Lender shall consent in writing, Grantor (either itself or through licensees) will, unless Grantor shall reasonably determine that a Copyright is not of material economic value to Grantor, publish the materials for which a Copyright has been obtained (the “Works”) with any notice of copyright registration required by applicable law to preserve the Copyright;

(c) Unless Grantor shall reasonably determine that a Copyright is not of material economic value to Grantor, Grantor shall notify the Lender immediately if it knows, or has reason to know, of any reason that any Copyright may become abandoned or dedicated or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office or any court) regarding Grantor’s ownership of any Copyright, its right to register the same, or to keep and maintain the same;

(d) If Grantor, either itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, Grantor shall promptly inform Lender, and, upon request of Lender, execute and deliver any and all agreements, instruments, documents and papers as Lender may request to evidence Lender’s security interest in such Copyright and the Works relating thereto or represented thereby; provided, however, that Grantor shall not be required to file any documents that might cause trade secret rights in software or any other rights in material that is subject to copyright protection to be impaired or invalid;

(e) Unless Grantor shall reasonably determine that a Copyright is not of material economic value to Grantor, Grantor will take all commercially reasonable steps, including, without limitation, in any proceeding before the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Copyrights;

(f) In the event that any Copyright is infringed by a third party, Grantor shall promptly notify Lender and shall, unless Grantor shall reasonably determine that such Copyright is not of material economic value to Grantor, promptly take such commercially reasaonable actions as Grantor shall reasonably deem appropriate under the circumstances to protect such Copyright; and

(g) Grantor agrees that it will not enter into any agreement (for example, a license agreement) which is inconsistent with Grantor’s obligations under this Agreement.

3.20 Control. Grantor will cooperate with Lender in obtaining control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights, and Electronic Chattel Paper.

3.21 Further Acts. Where Collateral is in the possession of a third party, Grantor will join with Lender in notifying such third party of Lender’s security interest and in obtaining an acknowledgment from such third party that it is holding such Collateral for the benefit of the Lender.

ARTICLE IV
COLLECTIONS

Except as otherwise provided in this Article IV, Grantor shall continue to collect, at its own expense, all amounts due or to become due to Grantor under the Accounts constituting part of the Collateral and all other Collateral. In connection with such collections, Grantor may take (and, at Lender’s direction, shall take) such action as Grantor or Lender may deem necessary or advisable to enforce collection of the Accounts and such other Collateral; provided, however, that, Lender shall have the right at any time after the occurrence and during the continuance of a Default or Event of Default, without giving written notice to Grantor of Lender’s intention to do so, to notify the account debtors under any Accounts or obligors with respect to such other Collateral of the assignment of such Accounts and such other Collateral to Lender and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Lender and, upon such notification and at the expense of Grantor, to enforce collection of any such Accounts or other Collateral, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Grantor might have done, but unless and until Lender does so or gives Grantor other instructions, Grantor shall make all collections for Lender. In addition to its rights under the preceding sentence to this Section, Lender, at any time after the occurrence and during the continuance of a Default or Event of Default, may require that Grantor instruct all current and future account debtors and obligors on other Collateral to make all payments directly to a lockbox (the “Lockbox”) controlled by Lender. All payments received in the Lockbox shall be transferred to a special bank account (the “Collateral Account”) maintained at Lender subject to withdrawal by Lender only. After the earliest to occur of a Default or Event of Default, Lender’s exercise of its rights to direct account debtors or other obligors on any Collateral to make payments directly to Lender or to require Grantor to establish a Lockbox, Grantor shall immediately deliver all full and partial payments on any Collateral received by Grantor to Lender in their original form, except for endorsements where necessary. Lender, at its sole discretion, may hold any collections on the Collateral delivered to it or deposited in the Collateral Account as cash collateral or may apply such collections to the payment of the Obligations in such order as Lender may elect; provided, however, that after an Event of Default has occurred and is continuing, Lender shall apply all collections in accordance with Section 7.7. Until such payments are so delivered to Lender, such payments shall be held in trust by Grantor for and as Lender’s property, and shall not be commingled with any funds of Grantor. Any application of any collection to the payment of any Obligation is conditioned upon final payment of any check or other instrument.

ARTICLE V
ASSIGNMENT OF INSURANCE

Grantor hereby assigns to Lender, as additional security for payment of the Obligations, any and all monies due or to become due under, and any and all other rights of Grantor with respect to, any and all policies of insurance covering the Collateral. So long as no Default or Event of Default has occurred and is continuing, Grantor may itself adjust and collect for any losses of up to an aggregate amount of $100,000.00 for all occurrences during any of Grantor’s fiscal years and Grantor may use the resulting Insurance Proceeds for the replacement, restoration or repair of the Collateral. After the occurrence and during the continuance of a Default or an Event of Default, or after the aggregate amount of losses arising out of all occurrences during any of Grantor’s fiscal years exceeds $100,000.00, Lender may (but need not) in its own name or in Grantor’s name execute and deliver proofs of claim, receive such monies, and settle or litigate any claim against the issuer of any such policy and Grantor directs the issuer to pay any such monies directly to Lender and Lender, at its sole discretion and regardless of whether Lender exercises its right to collect Insurance Proceeds under this Section, may apply any Insurance Proceeds to the payment of the Obligations, whether due or not, in such order and manner as Lender may elect or may permit Grantor to use such Insurance Proceeds for the replacement, restoration or repair of the Collateral.

ARTICLE VI
EVENTS OF DEFAULT

The occurrence of any Event of Default as defined in the Credit Agreement shall constitute an Event of Default hereunder (“Event of Default”).

ARTICLE VII
RIGHTS AND REMEDIES ON DEFAULT

Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of Lender or waived by Lender, and in addition to the rights granted to Lender under Articles IV and V hereof, Lender may exercise any one or more of the following rights and remedies:

7.1 Acceleration of Obligations. Declare any and all Obligations to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand.

7.2 Right of Offset. Offset any deposits, including unmatured time deposits, then maintained by Grantor with Lender, whether or not then due, against any indebtedness then owed by Grantor to Lender whether or not then due.

7.3 Deal with Collateral. In the name of Grantor or otherwise, demand, collect, receive and give receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral.

7.4 Realize on Collateral. Take any action which Lender may deem reasonably necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Grantor any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

7.5 Access to Property. Enter upon and into and take possession of all or such part or parts of the properties of Grantor, including lands, plants, buildings, machinery, equipment, Data Processing Records and Systems and other property as may be necessary or appropriate in the reasonable judgment of Lender, to permit or enable Lender to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Lender may reasonably deem necessary or appropriate for said purposes without the payment of any compensation to Grantor therefor. Grantor shall provide Lender with all information and assistance requested by Lender to facilitate the storage, leasing, sale or other disposition or collection of the Collateral after an Event of Default has occurred and is continuing.

7.6 Other Rights. Exercise any and all other rights and remedies available to it by law or by agreement, including rights and remedies under the UCC as adopted in the relevant jurisdiction or any other applicable law, or under the Credit Agreement and, in connection therewith, Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Grantor at its address as shown on Lender’s records at least 10 days before the date of such disposition.

7.7 Application of Proceeds. All proceeds of Collateral shall be applied in accordance with the UCC, and such proceeds applied toward the Obligations shall be applied in such order as Lender may elect.

7.8 Patents and Trademarks. Upon the occurrence and during the continuance of an Event of Default:

(a) Lender may, at any time and from time to time, upon thirty (30) days’ prior notice to Grantor, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

(b) Lender may (without assuming any obligations or liability thereunder), at any time enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license or other agreements with respect to any Patent or Trademark and take or refrain from taking any action under any such license or other agreement, and Grantor hereby releases Lender from, and agrees to hold Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license or agreement;

(c) Any and all payments received by Lender under or in respect of any Patent or Trademark (whether from Grantor or otherwise), or received by Lender by virtue of the exercise of the licenses or assignments granted to Lender by this Section 7.8, shall be applied to the Obligations in accordance with Section 7.7 hereof;

(d) Lender may exercise in respect of the Patents and Trademarks, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC;

(e) In order to implement the sale, lease, assignment, license, sublicense or other disposition of any of the Patents and Trademarks pursuant to this Section 7.8, Lender may, at any time, execute and deliver on behalf of Grantor one or more instruments of assignment of the Patents and Trademarks (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Patents and Trademarks, including any taxes, fees and reasonable attorneys’ fees;

(f) In the event of any sale, lease, assignment, license, sublicense or other disposition of any of the Patents or Trademarks pursuant to this Section, Grantor shall supply to Lender or its designee its know-how and expertise relating to the manufacture and sale of the products relating to any Patent or Trademark subject to such disposition, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products; and

(g) For the purpose of enabling Lender to exercise rights and remedies under this Agreement at such time as Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Grantor hereby grants to Lender, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense at such time any Patent or Trademark, now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

7.9 Copyrights. Upon the occurrence and during the continuance of an Event of Default:

(a) Lender may, at any time and from time to time, upon thirty (30) days’ prior notice to Grantor, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyright, for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

(b) Lender may (without assuming any obligations or liability thereunder), at any time         , enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license or other agreements with respect to any Copyright and take or refrain from taking any action under any such license or other agreement and Grantor hereby releases Lender from, and agrees to hold Lender free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license or agreement;

(c) Any and all payments received by Lender under or in respect of any Copyright (whether from Grantor or otherwise), or received by Lender by virtue of the exercise of the licenses or assignments granted to Lender by this Section 7.9, shall be applied to the Obligations in accordance with Section 7.7;

(d) Lender may exercise in respect of the Copyrights, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC;

(e) In order to implement the sale, lease, assignment, license, sublicense or other disposition of any of the Copyrights pursuant to this Section 7.9, Lender may, at any time, execute and deliver on behalf of Grantor one or more instruments of assignment of the Copyrights (or any application or registration thereof), in form suitable for filing, recording or registration in the Copyright Office or any country where the relevant Copyright is of material economic value to Grantor. Grantor agrees to pay when due all reasonable costs incurred in any such transfer of the Copyrights, including any taxes, fees and reasonable attorneys’ fees; and

(f) For the purpose of enabling Lender to exercise rights and remedies under this Agreement at such time as Lender shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Copyright, now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

ARTICLE VIII
MISCELLANEOUS

8.1 No Liability on Collateral. It is understood that Lender does not in any way assume any of Grantor’s obligations under any of the Collateral. Grantor hereby agrees to indemnify Lender against all liability arising in connection with or on account of any of the Collateral, except for any such liabilities arising on account of Lender’s negligence or willful misconduct.

8.2 No Waiver. Lender shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Grantor unless such waiver be in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

8.3 Remedies Cumulative. All rights and remedies of Lender shall be cumulative and may be exercised singularly or concurrently, at their option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

8.4 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Minnesota, except to the extent that the perfection of the security interest hereunder, or the enforcement of any remedies hereunder, with respect to any particular Collateral shall be governed by the laws of a jurisdiction other than the State of Minnesota. AT THE OPTION OF LENDER, THIS AGREEMENT MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA; AND GRANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT GRANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

8.5 Expenses. Grantor agrees to pay the reasonable attorneys’ fees and legal expenses incurred by Lender in the exercise of any right or remedy available to it under this Agreement, whether or not suit is commenced, including, without limitation, attorneys’ fees and legal expenses incurred in connection with any appeal of a lower court’s order or judgment.

8.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Grantor and Lender.

8.7 Recitals. The above Recitals are true and correct as of the date hereof and constitute a part of this Agreement.

8.8 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.9 No Obligation to Pursue Others. Lender has no obligation to attempt to satisfy the Obligations by collecting them from any other person liable for them and Lender may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting Lender’s rights against Grantor. Grantor waives any right it may have to require Lender to pursue any third person for any of the Obligations.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date and year first above written.

SPECTRABRACE, LTD., a Kentucky corporation

By: /s/ Scott P. Youngstrom

Scott P. Youngstrom Vice President/Treasurer